Exhibit 99.4 BCEI + HPR: CONSOLIDATING THE RURAL DJ BASIN N o v e m b e r 9 , 2020Exhibit 99.4 BCEI + HPR: CONSOLIDATING THE RURAL DJ BASIN N o v e m b e r 9 , 2020

Important Disclosures No Offer or Solicitation This communication relates to a proposed business combination transaction (the “Merger”) between Bonanza Creek Energy, Inc. (“BCEI”) and HighPoint Resources Corporation (“HPR”), which includes the commencement by BCEI and HPR of an exchange offer (the “Exchange Offer”) and the solicitation of a prepackaged plan of reorganization for HPR and its subsidiaries (the “Prepackaged Plan” and, together with the Exchange Offer and the Merger, the “Transaction”) to effect the exchange of unsecured senior notes of HPR for shares of BCEI common stock, par value $0.01 per share (the “BCEI common stock”), or unsecured senior notes to be issued by BCEI in connection with the Exchange Offer. Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Transaction, the Exchange Offer or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information In connection with the Transaction, BCEI and HPR intend to file materials with the U.S. Securities and Exchange Commission (the “SEC”), including (1) a joint proxy statement in preliminary and definitive form (the “Joint Proxy Statement”), (2) a consent solicitation and prospectus with respect to the Exchange Offer (the “Exchange Prospectus”), of which the Prepackaged Plan will be a part, (3) a Registration Statement on Form S-4 with respect to the Merger (the “Merger Registration Statement”), of which the Joint Proxy Statement will be a part, and (4) a Registration Statement on Form S-4 with respect to the Exchange Offer (together with the Merger Registration Statement, the “Registration Statements”), of which the Exchange Prospectus will be a part. After the Registration Statements are declared effective by the SEC, BCEI and HPR intend to send the definitive form of the Joint Proxy Statement to the shareholders of BCEI and the shareholders of HPR, and BCEI and HPR intend to send the definitive form of the Exchange Prospectus to the debt holders of HPR. These documents are not substitutes for the Joint Proxy Statement, Exchange Prospectus or Registration Statements or for any other document that BCEI or HPR may file with the SEC and send to BCEI’s shareholders or HPR’s shareholders or debt holders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF BCEI AND HPR ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT, REGISTRATION STATEMENTS AND EXCHANGE PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BCEI AND HPR WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCEI, HPR, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. Investors will be able to obtain free copies of the Registration Statements, Joint Proxy Statement and Exchange Prospectus, as each may be amended from time to time, and other relevant documents filed by BCEI and HPR with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by BCEI will be available free of charge from BCEI’s website at www.bonanzacrk.com under the “For Investors” tab or by contacting BCEI’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by HPR will be available free of charge from HPR’s website at www.hpres.com under the “Investors” tab or by contacting HPR’s Investor Relations Department at (303) 312-8514 or lbusnardo@hpres.com. Participants in the Solicitation BCEI, HPR and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from BCEI’s shareholders and HPR’s shareholders in connection with the Transaction. Information regarding the executive officers and directors of BCEI is included in its definitive proxy statement for its 2020 annual meeting filed with the SEC on April 24, 2020. Information regarding the executive officers and directors of HPR is included in its definitive proxy statement for its 2020 annual meeting filed with the SEC on March 18, 2020. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statements, Joint Proxy Statement and other materials when they are filed with the SEC in connection with the Transaction. Free copies of these documents may be obtained as described in the paragraphs above. 2 2Important Disclosures No Offer or Solicitation This communication relates to a proposed business combination transaction (the “Merger”) between Bonanza Creek Energy, Inc. (“BCEI”) and HighPoint Resources Corporation (“HPR”), which includes the commencement by BCEI and HPR of an exchange offer (the “Exchange Offer”) and the solicitation of a prepackaged plan of reorganization for HPR and its subsidiaries (the “Prepackaged Plan” and, together with the Exchange Offer and the Merger, the “Transaction”) to effect the exchange of unsecured senior notes of HPR for shares of BCEI common stock, par value $0.01 per share (the “BCEI common stock”), or unsecured senior notes to be issued by BCEI in connection with the Exchange Offer. Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Transaction, the Exchange Offer or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information In connection with the Transaction, BCEI and HPR intend to file materials with the U.S. Securities and Exchange Commission (the “SEC”), including (1) a joint proxy statement in preliminary and definitive form (the “Joint Proxy Statement”), (2) a consent solicitation and prospectus with respect to the Exchange Offer (the “Exchange Prospectus”), of which the Prepackaged Plan will be a part, (3) a Registration Statement on Form S-4 with respect to the Merger (the “Merger Registration Statement”), of which the Joint Proxy Statement will be a part, and (4) a Registration Statement on Form S-4 with respect to the Exchange Offer (together with the Merger Registration Statement, the “Registration Statements”), of which the Exchange Prospectus will be a part. After the Registration Statements are declared effective by the SEC, BCEI and HPR intend to send the definitive form of the Joint Proxy Statement to the shareholders of BCEI and the shareholders of HPR, and BCEI and HPR intend to send the definitive form of the Exchange Prospectus to the debt holders of HPR. These documents are not substitutes for the Joint Proxy Statement, Exchange Prospectus or Registration Statements or for any other document that BCEI or HPR may file with the SEC and send to BCEI’s shareholders or HPR’s shareholders or debt holders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF BCEI AND HPR ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT, REGISTRATION STATEMENTS AND EXCHANGE PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BCEI AND HPR WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCEI, HPR, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. Investors will be able to obtain free copies of the Registration Statements, Joint Proxy Statement and Exchange Prospectus, as each may be amended from time to time, and other relevant documents filed by BCEI and HPR with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by BCEI will be available free of charge from BCEI’s website at www.bonanzacrk.com under the “For Investors” tab or by contacting BCEI’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by HPR will be available free of charge from HPR’s website at www.hpres.com under the “Investors” tab or by contacting HPR’s Investor Relations Department at (303) 312-8514 or lbusnardo@hpres.com. Participants in the Solicitation BCEI, HPR and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from BCEI’s shareholders and HPR’s shareholders in connection with the Transaction. Information regarding the executive officers and directors of BCEI is included in its definitive proxy statement for its 2020 annual meeting filed with the SEC on April 24, 2020. Information regarding the executive officers and directors of HPR is included in its definitive proxy statement for its 2020 annual meeting filed with the SEC on March 18, 2020. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statements, Joint Proxy Statement and other materials when they are filed with the SEC in connection with the Transaction. Free copies of these documents may be obtained as described in the paragraphs above. 2 2

Cautionary Statement Regarding Forward-Looking Statements Certain statements in this presentation concerning the Transaction, including any statements regarding the expected timetable for completing the Transaction, the results, effects, benefits and synergies of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding BCEI’s or HPR’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding BCEI and HPR’s plans and expectations with respect to the Transaction and the anticipated impact of the Transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of BCEI may not approve the issuance of new shares of BCEI common stock in the Transactions or that shareholders of HPR may not approve the Merger Agreement; the risk that a condition to closing of the Transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of BCEI and HPR; the effects of the business combination of BCEI and HPR, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; the risks of oil and gas activities; the risk that the requisite amount of HPR debt does not participate in the Exchange Offer and that HPR may need to reorganize in bankruptcy as a result; the risks and unpredictability inherent in the bankruptcy process; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Additional factors that could cause results to differ materially from those described above can be found in BCEI’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from BCEI’s website at www.bonanzacrk.com under the “For Investors” tab, and in other documents BCEI files with the SEC, and in HPR’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from HPR’s website at www.hpres.com under the “Investors” tab, and in other documents HPR files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither BCEI nor HPR assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Trademarks that appear in this presentation belong to their respective owners. 3 3Cautionary Statement Regarding Forward-Looking Statements Certain statements in this presentation concerning the Transaction, including any statements regarding the expected timetable for completing the Transaction, the results, effects, benefits and synergies of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding BCEI’s or HPR’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding BCEI and HPR’s plans and expectations with respect to the Transaction and the anticipated impact of the Transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of BCEI may not approve the issuance of new shares of BCEI common stock in the Transactions or that shareholders of HPR may not approve the Merger Agreement; the risk that a condition to closing of the Transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of BCEI and HPR; the effects of the business combination of BCEI and HPR, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; the risks of oil and gas activities; the risk that the requisite amount of HPR debt does not participate in the Exchange Offer and that HPR may need to reorganize in bankruptcy as a result; the risks and unpredictability inherent in the bankruptcy process; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Additional factors that could cause results to differ materially from those described above can be found in BCEI’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from BCEI’s website at www.bonanzacrk.com under the “For Investors” tab, and in other documents BCEI files with the SEC, and in HPR’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from HPR’s website at www.hpres.com under the “Investors” tab, and in other documents HPR files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither BCEI nor HPR assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Trademarks that appear in this presentation belong to their respective owners. 3 3

+ Consolidating the Rural DJ Basin Increased scale and compelling industrial logic P Significant free cash generation and return to shareholders P Significant cost and operational synergies P Low cost / high margin production P Low leverage / healthy balance sheet P Accretive on cash flow and NAV financial metrics P Municipalities All resources accessible under Colorado siting requirements DJ Basin P 4 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 4+ Consolidating the Rural DJ Basin Increased scale and compelling industrial logic P Significant free cash generation and return to shareholders P Significant cost and operational synergies P Low cost / high margin production P Low leverage / healthy balance sheet P Accretive on cash flow and NAV financial metrics P Municipalities All resources accessible under Colorado siting requirements DJ Basin P 4 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 4

Expected Benefits of the Merger

BONANZA CREEK + HighPoint RESOURCES

Increased Scale	4Q 2020E production of ~50 Mboe/d
Free Cash Flow Generation	+325% improvement to LFCF in 2021
Realizable Cost and Capital Synergies	$150 million PV-10 ($31 million in 2021[1])
Self Funding Business	Stable production profile prioritizes FCF generation
Commitment to Returning Cash	Pay down debt and distribute cash to shareholders
Strong Balance Sheet	Leverage ratio expected to be less than 0.7x at closing



Note: Levered Free Cash Flow (LFCF) = EBITDAX less change in working capital, less cash interest expense, less capex
(1) Assumes full-year 2021E Synergies

Transaction | Strategy and Priorities | Scale and Synergies | Strengths and Values
5

Transaction Overview

Transaction Structure

- Voluntary exchange of HPR bonds (see appendix for additional detail on treatment of HPR bonds); stapled prepackaged bankruptcy as alternative course[(1)]
- BCEI shareholders to retain 68% of pro forma equity
- Participating HPR noteholders to receive 30.4% of pro forma equity and up to $100 million of newly issued senior unsecured notes
- HPR shareholders to receive 1.6% of pro forma equity

Leadership and Governance

- Eric Greager to serve as President and CEO
- Brian Steck to serve as Chairman of the Board
- Board of Directors: 5 BCEI and 2 appointed by HPR supporting noteholders

Approval and Timing

- Unanimous approval by BCEI and HPR boards
- HPR debt-for-equity conversion simultaneous with the merger[(1)]
- Regulatory approvals, shareholder votes and other customary closing conditions
- Expected closing in 1Q 2021[(2)]



(1) If minimum exchange participation does not meet or exceed 97.5%, HighPoint will file for Chapter 11 reorganization prior to merging with Bonanza Creek; See appendix for additional transaction structure detail
(2) If HighPoint files for Chapter 11 reorganization, closing would be delayed by the amount of time needed for reorganization process to conclude

Transaction | Strategy and Priorities | Scale and Synergies | Strengths and Values
6

+ Transaction Process Transaction subject to the debt-for-equity conversion of at least 97.5% of HPR bonds via exchange offer and consent solicitation with stapled prepackaged bankruptcy filing as alternative course HPR Prepackaged Chapter 11 (if required) Voluntary Exchange Merger Announcement Offer and Shareholder Votes • In the event 97.5% noteholder participation is not met, HPR will voluntarily file for Chapter 11 • Participating HPR Noteholders protection to effectuate 100% debt- • Exchange offer and consent receive 30.4% pro forma equity for-equity conversion solicitation expected to be ownership and up to $100 million launched in January of newly issued 7.50% senior unsecured notes due 2026 • Minimum participation requirement of 97.5% • HPR Shareholders receive 1.6% pro forma equity ownership • Support agreements executed with over 83% of outstanding • Bonanza Creek Shareholders HPR notes retain 68% of pro forma equity • Close merger Merger Closing 7 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 7+ Transaction Process Transaction subject to the debt-for-equity conversion of at least 97.5% of HPR bonds via exchange offer and consent solicitation with stapled prepackaged bankruptcy filing as alternative course HPR Prepackaged Chapter 11 (if required) Voluntary Exchange Merger Announcement Offer and Shareholder Votes • In the event 97.5% noteholder participation is not met, HPR will voluntarily file for Chapter 11 • Participating HPR Noteholders protection to effectuate 100% debt- • Exchange offer and consent receive 30.4% pro forma equity for-equity conversion solicitation expected to be ownership and up to $100 million launched in January of newly issued 7.50% senior unsecured notes due 2026 • Minimum participation requirement of 97.5% • HPR Shareholders receive 1.6% pro forma equity ownership • Support agreements executed with over 83% of outstanding • Bonanza Creek Shareholders HPR notes retain 68% of pro forma equity • Close merger Merger Closing 7 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 7

+ Strategy, Values, and Priorities Priorities Strategy and Culture Balance • Open, accessible and • Low-cost operatorship Sheet Strength transparent leadership • Low leverage • Lean and nimble management • Low growth • Focus on shareholder value • High cash flow business plan Prudent • Respect for community and Low-Cost Self-Funded Capital • Prudent use of hedges regulatory stakeholders Operatorship Business Plan Allocation • Return of capital to lenders • Operational flexibility and and shareholders optionality • Commitment to ESG • Accountability for results ESG Commitment 8 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 8+ Strategy, Values, and Priorities Priorities Strategy and Culture Balance • Open, accessible and • Low-cost operatorship Sheet Strength transparent leadership • Low leverage • Lean and nimble management • Low growth • Focus on shareholder value • High cash flow business plan Prudent • Respect for community and Low-Cost Self-Funded Capital • Prudent use of hedges regulatory stakeholders Operatorship Business Plan Allocation • Return of capital to lenders • Operational flexibility and and shareholders optionality • Commitment to ESG • Accountability for results ESG Commitment 8 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 8

+ Free Cash Flow Priorities • Reinvestment rate based on maintaining consistent production assuming 1 Maintain Base Production expected returns are greater that weighted average cost of capital • Target leverage ratio of 0.5x (net debt-to-EBITDAX) Balance Sheet Strength / • Evaluate dividend policy 2 Return Cash • Potential for share repurchases in the future • Remain prepared to participate in accretive M&A opportunities Growth 3 • Produce modest growth when prices and returns warrant 9 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 9+ Free Cash Flow Priorities • Reinvestment rate based on maintaining consistent production assuming 1 Maintain Base Production expected returns are greater that weighted average cost of capital • Target leverage ratio of 0.5x (net debt-to-EBITDAX) Balance Sheet Strength / • Evaluate dividend policy 2 Return Cash • Potential for share repurchases in the future • Remain prepared to participate in accretive M&A opportunities Growth 3 • Produce modest growth when prices and returns warrant 9 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 9

Free Cash Flow Generation

BONANZA CREEK + HighPoint

Production (4Q 2020E)	~50 Mboe/d	
2021E LFCF[(1)]	~$130 million	
Debt Maturities	2023 (RBL)	2026 (Notes)



+325%
Pre-Transaction BCEI LFCF
Transaction Benefit
Pro Forma BCEI LFCF

2021E Consensus Unlevered Free Cash Flow / Enterprise Value[(2)]



25%
11%
10%
Peer 1
BCEI + HPR
BCEI
Peer 2
Peer 3
HPR
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16

Source: Bloomberg
Peers include: BRY, CDEV, CPE, ESTE, LPI, MGY, MR, MTDR, MUR, OAS, PDCE, PVAC, QEP, SBOW, SD, SM
(1) Pro Forma 2021E LFCF for BCEI at NYMEX Strip Pricing as of 11/4/20; Levered Free Cash Flow (LFCF) = EBITDAX less change in working capital, less cash interest expense, less capex
(2) Unlevered 2021E FCF for BCEI, HPR and Pro forma BCEI at Bloomberg Consensus Pricing as of 11/4/20

Transaction | Strategy and Priorities | Scale and Synergies | Strengths and Values
10

Debt Repayment and Distribution Strategy

Pro Forma 2021-2023 Estimated Sources and Uses of Cash

(Assumes Full Year of Cost Savings)



More than $340 million in cumulative levered free cash flow by YE 2023
2021E
2022E
2023E
$400
$300
$200
$100
$--
CFO at Strip + $10/Bbl
CFO at Strip
Pay Down Debt
Return to Shareholders
Sources of Cash 2021E
Capex
Levered Free Cash Flow
Use of Cash
Sources of Cash 2022E
Sources of Cash 2023E

Note: CFO represents cash flow from operations at NYMEX Strip Pricing as of 11/4/20 inclusive of hedging impact; Levered Free Cash Flow (LFCF) = EBITDAX less change in working capital, less cash interest expense, less capex

Transaction | Strategy and Priorities | Scale and Synergies | Strengths and Values
11

+ Sustainable Business Model Pro Forma 2021-2023 Daily Production (Boe/d) Average IRRs of 2021-2023 60,000 60,000 DUCs >60% Future Locations >30% 50,000 Aggregate >45% 50,000 40,000 40,000 30,000 30,000 20,000 20,000 10,000 10,000 -- -- Jan-21 Jan-22 Jan-23 1/1/21 4/1/21 7/1/21 10/1/21 1/1/22 4/1/22 7/1/22 10/1/22 1/1/23 4/1/23 7/1/23 10/1/23 PDP DUCs Development Note: Assuming NYMEX Strip Pricing as of 11/4/20 12 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 12+ Sustainable Business Model Pro Forma 2021-2023 Daily Production (Boe/d) Average IRRs of 2021-2023 60,000 60,000 DUCs >60% Future Locations >30% 50,000 Aggregate >45% 50,000 40,000 40,000 30,000 30,000 20,000 20,000 10,000 10,000 -- -- Jan-21 Jan-22 Jan-23 1/1/21 4/1/21 7/1/21 10/1/21 1/1/22 4/1/22 7/1/22 10/1/22 1/1/23 4/1/23 7/1/23 10/1/23 PDP DUCs Development Note: Assuming NYMEX Strip Pricing as of 11/4/20 12 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 12

+ Increased Scale 2Q 2020 Production (Mboe/d) and Oil Mix 200 100% 180 160 80% 140 57% 57% 56% 120 60% 100 80 40% 56.4 60 31.5 24.9 40 20% 20 0 0% PDCE MUR SM CPE LPI MR QEP MTDR CDEV MGY BCEI + OASPQ HPR BRY BCEI PVAC SBOW SD BATL ESTE HPR 2021E Consensus EBITDAX ($MM) 1,200 1,000 800 600 $344 400 $200 $164 200 0 MUR PDCE SM CPE MTDR OASPQ QEP LPI MGY BCEI + CDEV MR PVAC HPR SBOW BCEI BRY ESTE SD BATL HPR Source: Company filings and Bloomberg Note: 2021E EBITDAX for BCEI, HPR and Pro Forma BCEI at Bloomberg Consensus Pricing as of 11/4/20 13 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 13+ Increased Scale 2Q 2020 Production (Mboe/d) and Oil Mix 200 100% 180 160 80% 140 57% 57% 56% 120 60% 100 80 40% 56.4 60 31.5 24.9 40 20% 20 0 0% PDCE MUR SM CPE LPI MR QEP MTDR CDEV MGY BCEI + OASPQ HPR BRY BCEI PVAC SBOW SD BATL ESTE HPR 2021E Consensus EBITDAX ($MM) 1,200 1,000 800 600 $344 400 $200 $164 200 0 MUR PDCE SM CPE MTDR OASPQ QEP LPI MGY BCEI + CDEV MR PVAC HPR SBOW BCEI BRY ESTE SD BATL HPR Source: Company filings and Bloomberg Note: 2021E EBITDAX for BCEI, HPR and Pro Forma BCEI at Bloomberg Consensus Pricing as of 11/4/20 13 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 13

+ Low Leverage and Low-Cost Operatorship (1) 2Q 2020 Net Debt / 2021E EBITDAX 6.0x With 2021 estimated LFCF generation of ~$130 million at NYMEX Strip 5.0x Pricing, leverage ratio expected to improve to 0.3x by YE 2021 4.0x 4.0x 3.0x 2.0x (2) < 0.7x 1.0x 0.3x 0.0x Peer 1 BCEI BCEI + Peer 2 Peer 8 Peer 7 Peer 4 Peer 17 Peer 5 Peer 11 Peer 13 Peer 15 Peer 3 Peer 9 Peer 16 Peer 10 Peer 14 HPR Peer 6 Peer 12 HPR 2Q 2020 Cash Cost Structure ($/Boe) 30 Estimating $9 - $10 per Boe 25 Cash Cost Pro Forma 20 $15.87 15 $10.37 $9 - $10 10 5 0 Peer 16 Peer 15 Peer 4 Peer 2 Peer 1 BCEI + Peer 7 Peer 8 BCEI Peer 5 Peer 10 Peer 12 Peer 13 Peer 14 Peer 3 HPR Peer 11 Peer 17 Peer 9 Peer 6 HPR Source: Company filings and Bloomberg Note: Cash costs include LOE, production + ad valorem taxes, GP&T, Cash G&A, midstream expenses, interest and other cash costs Levered Free Cash Flow (LFCF) = EBITDAX less change in working capital, less cash interest expense, less capex Peers include: BATL, BRY, CDEV, CPE, ESTE, LPI, MGY, MR, MTDR, MUR, OAS, PDCE, PVAC, QEP, SBOW, SD, SM (1) 2021E EBITDAX for BCEI, HPR and Pro Forma BCEI at Bloomberg Consensus Pricing as of 11/4/20 (2) Includes transaction adjustments to HPR 2Q20 debt (3) Reflects targeted 2021 cash costs (inclusive of expected synergies) 14 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 14+ Low Leverage and Low-Cost Operatorship (1) 2Q 2020 Net Debt / 2021E EBITDAX 6.0x With 2021 estimated LFCF generation of ~$130 million at NYMEX Strip 5.0x Pricing, leverage ratio expected to improve to 0.3x by YE 2021 4.0x 4.0x 3.0x 2.0x (2) < 0.7x 1.0x 0.3x 0.0x Peer 1 BCEI BCEI + Peer 2 Peer 8 Peer 7 Peer 4 Peer 17 Peer 5 Peer 11 Peer 13 Peer 15 Peer 3 Peer 9 Peer 16 Peer 10 Peer 14 HPR Peer 6 Peer 12 HPR 2Q 2020 Cash Cost Structure ($/Boe) 30 Estimating $9 - $10 per Boe 25 Cash Cost Pro Forma 20 $15.87 15 $10.37 $9 - $10 10 5 0 Peer 16 Peer 15 Peer 4 Peer 2 Peer 1 BCEI + Peer 7 Peer 8 BCEI Peer 5 Peer 10 Peer 12 Peer 13 Peer 14 Peer 3 HPR Peer 11 Peer 17 Peer 9 Peer 6 HPR Source: Company filings and Bloomberg Note: Cash costs include LOE, production + ad valorem taxes, GP&T, Cash G&A, midstream expenses, interest and other cash costs Levered Free Cash Flow (LFCF) = EBITDAX less change in working capital, less cash interest expense, less capex Peers include: BATL, BRY, CDEV, CPE, ESTE, LPI, MGY, MR, MTDR, MUR, OAS, PDCE, PVAC, QEP, SBOW, SD, SM (1) 2021E EBITDAX for BCEI, HPR and Pro Forma BCEI at Bloomberg Consensus Pricing as of 11/4/20 (2) Includes transaction adjustments to HPR 2Q20 debt (3) Reflects targeted 2021 cash costs (inclusive of expected synergies) 14 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 14

Realizable Cost and Capital Synergies

PV10 ($ millions)



$100
$31 million in 2021 (1)
1
$35
2
$15
3
All-In Costs
G&A Synergies
LOE Synergies
Capital Synergies
Pro Forma
Additional Upside

Example Operational and Capital Synergies

1. Overlapping Gas Gathering Lines

   Eliminates $3-4 million infrastructure investment required for Bonanza Creek DUC and PUD development

2. Capital program efficiencies based on leasehold/infrastructure overlap

   Improved economics from longer laterals

Additional Synergy Upside

3. Connection of HPR producing pads to RMI oil gathering line improves oil differentials and reduces traffic emissions



1
Future RMI compressor station avoided
Existing HPR Compression
Existing RMI line
Existing HPR lines



2
Old Pad Development
New Pad Development
BCEI
HPR
Gas (BCEI)
Gas (HPR)
Water (BCEI)
Water (HPR)
Oil (BCEI)
Compressor (HPR)
Compressor (BCEI)
Future BCEI Pad
1 mile

(1) Assumes full-year 2021E Synergies

Transaction | Strategy and Priorities | Scale and Synergies | Strengths and Values

15

Increased Gathering Scale and Optionality

Pro Forma Infrastructure Assets

Gas

- 250 MMcf/d of gas gathering capacity
- 245 miles of gas gathering, gas-lift, and sales lines
- 24 pipeline interconnects to 4 midstream gas processors
- 20 centralized compressor sites, 56k total centralized horsepower

Oil

- Oil line connected to NGL (Riverside) with option for 2nd connection to Taproot (Buckingham)
- 4 CPFs with total 42 Mbo/d capacity
- 35 miles of total oil gathering
  - Lowers oil differential by \$1.25 - \$1.50 / Bbl(1)

Water

- 67 miles of water gathering/delivery connected to three 3rd party disposal wells

Infrastructure Benefits to Upstream Business

- Consistent/low wellhead pressure and flow assurance
- Capital, operating, and surface cost efficiencies
- Delivery point flexibility with greater access to 3rd party processing and additional oil and gas takeaway
- Reduced permits, rights-of-ways, and surface use agreements required



Weld
BCEI
HPR
Gas (BCEI)
Gas (HPR)
Water (BCEI)
Water (HPR)
Oil (BCEI)
Oil (Taproot)

(1) For Company's oil moving through gathering line to Riverside

Transaction | Strategy and Priorities | Scale and Synergies | Strengths and Values

16

+ Pro Forma Operating Practices Drive Results & Value DJ Basin 12-Month Cumulative Oil Production per 1,000' Lateral Feet (June 2018 to Present) 18,000 50 45 16,000 40 NBL 14,000 BCEI 35 12,000 Verdad 30 XOG 10,000 PDCE 25 OXY 8,000 20 HPR Great Western 15 6,000 Crestone Peak 10 4,000 Wellhead Liquids (%) 5 <40 40-50 >50 2,000 0 150 250 350 450 550 0 Average Horizontal Interwell Spacing (ft) BCEI Peer Peer Peer Peer Peer Peer Peer Peer Peer 1 2 3 4 5 6 7 8 9 Source: RS Energy and Enverus, “DJ Basin Play Fundamentals: Peak Rates, Potential and Politics” (September 2020) Note: Bubbles are sized by well count and colored by oil percentage DJ Basin peer group shown on chart, limited to operators with 10 wells or greater, includes OXY (348 wells), PDC (284 wells), XOG (170 wells), Crestone (156 wells), NBL (125 wells), Great Western (110 wells), EOG (94 wells), HPR (81 wells), BCEI (48 wells), Petroshare (14 wells) 17 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 17 12-month Cumulative Oil Production per 1000' Oil EUR (Mbbls per 1000')+ Pro Forma Operating Practices Drive Results & Value DJ Basin 12-Month Cumulative Oil Production per 1,000' Lateral Feet (June 2018 to Present) 18,000 50 45 16,000 40 NBL 14,000 BCEI 35 12,000 Verdad 30 XOG 10,000 PDCE 25 OXY 8,000 20 HPR Great Western 15 6,000 Crestone Peak 10 4,000 Wellhead Liquids (%) 5 <40 40-50 >50 2,000 0 150 250 350 450 550 0 Average Horizontal Interwell Spacing (ft) BCEI Peer Peer Peer Peer Peer Peer Peer Peer Peer 1 2 3 4 5 6 7 8 9 Source: RS Energy and Enverus, “DJ Basin Play Fundamentals: Peak Rates, Potential and Politics” (September 2020) Note: Bubbles are sized by well count and colored by oil percentage DJ Basin peer group shown on chart, limited to operators with 10 wells or greater, includes OXY (348 wells), PDC (284 wells), XOG (170 wells), Crestone (156 wells), NBL (125 wells), Great Western (110 wells), EOG (94 wells), HPR (81 wells), BCEI (48 wells), Petroshare (14 wells) 17 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 17 12-month Cumulative Oil Production per 1000' Oil EUR (Mbbls per 1000')

+ ESG Commitment • Meeting/exceeding Colorado air emission standards and groundwater monitoring regulations • Reducing carbon footprint via pipeline infrastructure, reduced truck traffic, Leak Detection and Repair (LDAR), and Storage Tank Emissions Management (STEM) Environment • Incorporating advanced vapor recovery, methane, and volatile organic compounds (VOC) controls at our Centralized Processing Facilities • Holding suppliers and service providers to same high standard • Committed to increasing employee and contractor diversity and inclusion • Value driven culture that encourages employees to volunteer and contribute to Social the betterment of their communities • Continually seeking opportunities to engage employees, local governments, and community leaders to protect people, land, air, and water • Engaged, independent, and diverse Board • Compensation program aligned with ESG commitment Governance • Code of Business Conduct and Ethics not only for employees but also extends to suppliers • Transparent and proactive stakeholder engagement 18 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 18+ ESG Commitment • Meeting/exceeding Colorado air emission standards and groundwater monitoring regulations • Reducing carbon footprint via pipeline infrastructure, reduced truck traffic, Leak Detection and Repair (LDAR), and Storage Tank Emissions Management (STEM) Environment • Incorporating advanced vapor recovery, methane, and volatile organic compounds (VOC) controls at our Centralized Processing Facilities • Holding suppliers and service providers to same high standard • Committed to increasing employee and contractor diversity and inclusion • Value driven culture that encourages employees to volunteer and contribute to Social the betterment of their communities • Continually seeking opportunities to engage employees, local governments, and community leaders to protect people, land, air, and water • Engaged, independent, and diverse Board • Compensation program aligned with ESG commitment Governance • Code of Business Conduct and Ethics not only for employees but also extends to suppliers • Transparent and proactive stakeholder engagement 18 Transaction Strategy and Priorities Scale and Synergies Strengths and Values 18

+ Transaction Structure – Additional Detail • Upon a successful exchange, HPR bonds will be stripped of substantially all protective covenants, including covenants restricting incurrence of secured debt and asset dispositions, which could result in the incurrence of secured debt by, or the transfer of assets, from HPR • HPR bonds will also be amended to eliminate certain events of default • Prior to exchange, HPR bonds will be amended to permit transactions described herein without triggering a change of control and, as a result, no change of control offer will be made upon consummation of the transactions • Upon a successful out-of-court exchange, accrued and unpaid interest will be paid in cash to the exchanging holders 19 19+ Transaction Structure – Additional Detail • Upon a successful exchange, HPR bonds will be stripped of substantially all protective covenants, including covenants restricting incurrence of secured debt and asset dispositions, which could result in the incurrence of secured debt by, or the transfer of assets, from HPR • HPR bonds will also be amended to eliminate certain events of default • Prior to exchange, HPR bonds will be amended to permit transactions described herein without triggering a change of control and, as a result, no change of control offer will be made upon consummation of the transactions • Upon a successful out-of-court exchange, accrued and unpaid interest will be paid in cash to the exchanging holders 19 19

+ Company Contacts Scott Landreth Senior Director, Finance, Investor Relations and Treasurer • Tel: (720) 225-6679 • Email: slandreth@bonanzacrk.com 20 20+ Company Contacts Scott Landreth Senior Director, Finance, Investor Relations and Treasurer • Tel: (720) 225-6679 • Email: slandreth@bonanzacrk.com 20 20